Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Bill Rader, (224) 948-5353

media@baxter.com

Investor Contact:

Clare Trachtman, (224) 948-3085

BAXTER REPORTS SECOND-QUARTER 2017 RESULTS AND

PROVIDES UPDATED FINANCIAL OUTLOOK FOR 2017 AND 2020

•	Second-Quarter Revenue of $2.6 Billion Increased 1 Percent on a Reported Basis and 3 Percent on an Operational Basis

•	Second-Quarter GAAP Earnings Per Share (EPS) of $0.48; Adjusted EPS of $0.63 Increased 37 Percent

•	Increases Full-Year 2017 Sales Growth to 3 Percent on a Reported Basis and 5 Percent on an Operational Basis

•	Raises Full-Year 2017 GAAP EPS to $1.85 to $1.95; Adjusted EPS to $2.34 to $2.40

•	Financial Outlook for 2020 Increased to Reflect Strong Operational Execution and Ongoing Business Transformation Initiatives

DEERFIELD, Ill., July 26, 2017 — Baxter International Inc. (NYSE:BAX) today reported results for the second quarter of 2017 and increased its financial outlook for full-year 2017 and 2020.

“Our solid second quarter performance reflects continued execution of our strategic objectives,” said José (Joe) E. Almeida, chairman and chief executive officer. “Baxter’s focus on innovation and operational excellence is fueling our mission to save and sustain lives, and deliver improved performance for our patients, customers and shareholders. In light of this progress and potential, we are raising our financial outlook for both full-year 2017 and 2020.”

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BAXTER REPORTS SECOND-QUARTER 2017 RESULTS AND PROVIDES UPDATED FINANCIAL OUTLOOK FOR 2017 AND 2020 — PAGE  2

Second-Quarter Financial Results

In the second quarter, worldwide sales totaled $2.6 billion, an increase of 1 percent on a reported basis and 2 percent on a constant currency basis as compared to the prior-year period. Operationally, Baxter’s sales rose 3 percent, adjusting for the impact of foreign exchange, generic competition for U.S. cyclophosphamide and the previously communicated select strategic product exits the company is undertaking.

Sales within the U.S. were $1.1 billion, advancing 4 percent. International sales totaled approximately $1.5 billion, representing a 2 percent decrease on a reported basis and a 1 percent increase on a constant currency basis. Baxter’s operational sales increased 5 percent in the U.S. and 2 percent internationally.

Global sales for Hospital Products totaled $1.6 billion in the second quarter, increasing 1 percent on a reported basis, 2 percent on a constant currency basis and 4 percent operationally as compared to the prior-year period. Performance in the quarter benefited from continued strength in our U.S. fluid systems business, favorable demand for parenteral nutrition therapies and pre-mixed injectable pharmaceuticals, as well as for select anesthesia and critical care products.

Baxter’s Renal sales totaled $968 million, comparable to the prior year on a reported basis and up 3 percent on both a constant currency basis and operational basis. Growth in the quarter was driven by increased sales for in-center hemodialysis (HD) products in the U.S., international acute renal care sales and global sales of peritoneal dialysis (PD) therapies.

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BAXTER REPORTS SECOND-QUARTER 2017 RESULTS AND PROVIDES UPDATED FINANCIAL OUTLOOK FOR 2017 AND 2020 — PAGE  3

Baxter reported income from continuing operations of $264 million, or $0.48 per diluted share, on a GAAP (Generally Accepted Accounting Principles) basis for the second quarter. These results included special items totaling $113 million ($84 million net after-tax), primarily related to business optimization, intangible asset amortization and the deconsolidation of the company’s Venezuela business.

On an adjusted basis, excluding special items, Baxter’s second quarter income from continuing operations totaled $348 million, or $0.63 per diluted share, exceeding the company’s previously issued guidance of $0.55 to $0.57 per diluted share.

Business Highlights

In support of its strategy to accelerate profitable growth and deliver meaningful innovation for patients and healthcare professionals around the world, Baxter has achieved a number of recent operational, pipeline and commercial milestones.

•

Secured clearance from all regulatory authorities to complete the company’s proposed acquisition of Claris Injectables Limited, a global generic injectables pharmaceutical company. The transaction significantly broadens Baxter’s presence in the generic pharmaceuticals space and will help boost the supply of essential medicines to Baxter customers. The company expects to close the transaction by the end of July 2017.

•

Entered into an agreement with Dorizoe Lifesciences Limited, a full-service global contract research and development organization, that will facilitate accelerated development of more than 20 generic injectable products.

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BAXTER REPORTS SECOND-QUARTER 2017 RESULTS AND PROVIDES UPDATED FINANCIAL OUTLOOK FOR 2017 AND 2020 — PAGE  4

•

Received U.S. Food and Drug Administration (FDA) approval of two new premixed injectables — clindamycin injection in both saline and dextrose presentations. Baxter is the first and only company to offer a premixed clindamycin injection in a saline presentation, which makes this commonly prescribed antibiotic suitable for use with a wider patient population.

•

Announced research and clinical development collaborations with leading institutions — Mayo Clinic and Ramot at Tel Aviv University/Tel Aviv Sourasky Medical Center — to transform patient care with new technologies and products across an array of therapeutic areas, including renal care and surgical care, respectively.

•

Achieved a regulatory milestone for our new innovative, home PD technology with the receipt of guidance from the FDA clarifying the regulatory pathway. The new system is designed to produce sterile PD solutions using a small water filtration device that would be placed in the patient’s home and integrated with Baxter’s unique AMIA automated peritoneal dialysis (APD) system with SHARESOURCE telehealth platform.

•

Launched a new version of the AK-98 HD system in select markets offering two-way IT connectivity and capabilities to meet the needs of patients with lower weights. The system can also be used to deliver HDx enabled by THERANOVA, which was designed to work with all hemodialysis machines. HDx enabled by the THERANOVA dialyzer extends the range of molecules that can be filtered from the blood during dialysis, resulting in a filtration profile that more closely mimics the natural kidney.[1]

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BAXTER REPORTS SECOND-QUARTER 2017 RESULTS AND PROVIDES UPDATED FINANCIAL OUTLOOK FOR 2017 AND 2020 — PAGE  5

2017 Financial Outlook

For full-year 2017: Baxter is raising its financial outlook for the year and now expects sales growth of approximately 3 percent on a reported basis, approximately 4 percent on a constant currency basis, and approximately 5 percent operationally. Earnings from continuing operations, before special items, are expected to be $2.34 to $2.40 per diluted share. This guidance assumes the closure of the company’s proposed acquisition of Claris Injectables, to be complete by the end of July 2017.

For the third quarter: The company expects sales growth of approximately 4 percent on a reported basis, approximately 5 percent on a constant currency basis and approximately 6 percent operationally. The company expects earnings from continuing operations, before special items, of $0.58 to $0.60 per diluted share.

Please see the schedules accompanying this press release for reconciliations between the projected 2017 operational sales and adjusted earnings per diluted share to the projected GAAP sales and earnings per diluted share.

2020 Financial Outlook

As a result of the company’s ongoing business transformation efforts designed to accelerate performance, the company is increasing its 2020 financial outlook. Baxter expects sales to grow approximately 4 percent on a compounded annual basis from 2016 to 20202 and now anticipates an adjusted operating margin in 2020 of approximately 20 percent as compared to previous guidance of 17 to 18 percent. The company anticipates 2020 adjusted diluted earnings of

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BAXTER REPORTS SECOND-QUARTER 2017 RESULTS AND PROVIDES UPDATED FINANCIAL OUTLOOK FOR 2017 AND 2020 — PAGE  6

$3.25 to $3.40 per share. Baxter also increased its cash flow expectations for 2020 and now anticipates operating cash flow of approximately $2.65 billion. Capital expenditures are expected to total $650 million in 2020, resulting in free cash flow generation of approximately $2 billion, an increase of $250 million versus prior guidance.

“Baxter’s increased financial outlook and enhanced free cash flow generation provide the flexibility to invest in the business both organically and inorganically while also returning meaningful value to shareholders through dividends and share repurchases,” said Jay Saccaro, executive vice president and chief financial officer. “The company is well-positioned to execute on its aspiration of delivering sustainable industry-leading performance.”

The non-GAAP measures set forth above reflect the impact of several known items. The reconciliation of adjusted operating margin for known intangible asset amortization expense of approximately 1 percent results in operating margin of approximately 19 percent in 2020. Additionally, the reconciliation of adjusted diluted earnings per share for known intangible asset amortization expense ($0.17 in 2020) results in diluted earnings per share between $3.08 and $3.23, respectively.

A webcast of Baxter’s second quarter conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on July 26, 2017. Please see www.baxter.com for more information regarding this and future investor events and webcasts.

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BAXTER REPORTS SECOND-QUARTER 2017 RESULTS AND PROVIDES UPDATED FINANCIAL OUTLOOK FOR 2017 AND 2020 — PAGE  7

About Baxter

Baxter provides a broad portfolio of essential renal and hospital products, including home, acute and in-center dialysis; sterile IV solutions; infusion systems and devices; parenteral nutrition; surgery products and anesthetics; and pharmacy automation, software and services. The company’s global footprint and the critical nature of its products and services play a key role in expanding access to healthcare in emerging and developed countries. Baxter’s employees worldwide are building upon the company’s rich heritage of medical breakthroughs to advance the next generation of healthcare innovations that enable patient care.

This release includes forward-looking statements concerning the company’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline including results of clinical trials and planned product launches, and outlook for 2017 and 2020. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance of risks for new and existing products, and the impact of those products on quality or patient safety concerns; product development risks; product quality or patient safety concerns; future actions of regulatory bodies and other governmental authorities, including the FDA, the Department of Justice, the New York Attorney General and foreign regulatory agencies; failures with respect to compliance programs; future actions of third parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global, trade and tax policies; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the proposed acquisition of Claris Injectables in July 2017); fluctuations in supply and demand; the availability of acceptable raw materials and component supply; the inability to create timely production capacity or other manufacturing supply difficulties; the ability to achieve the intended results associated with the separation of the biopharmaceutical and medical products businesses; the ability to enforce owned or in-licensed patents or the patents of third parties preventing or restricting manufacture, sale or use of affected products or technology; the impact of global economic conditions; fluctuations in foreign exchange and

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BAXTER REPORTS SECOND-QUARTER 2017 RESULTS AND PROVIDES UPDATED FINANCIAL OUTLOOK FOR 2017 AND 2020 — PAGE  8

interest rates; any change in law concerning the taxation of income, including income earned outside the United States; actions taken by tax authorities in connection with ongoing tax audits; breaches or failures of the company’s information technology systems; loss of key employees or inability to identify and recruit new employees; the outcome of pending or future litigation; the adequacy of the company’s cash flows from operations to meet its ongoing cash obligations and fund its investment program; and other risks identified in Baxter’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

# # #

[1]	Boschetti-de-Fierro A, et al. MCO Membranes: Enhanced Selectivity in High-Flux Class. Scientific Reports (2015); 5:118448
[2]	Assumes constant currency foreign exchange rates from 2017 through 2020

BAXTER — PAGE  9

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Three Months Ended June 30, 2017 and 2016

(unaudited)

(in millions, except per share and percentage data)

	Three Months Ended June 30,
	2017		2016		Change

NET SALES	$2,605		$ 2,585		1%

COST OF SALES	1,475		1,613		(9%	)

GROSS MARGIN	1,130		972		16%

% of Net Sales	43.4%		37.6%		5.8 pts

MARKETING AND ADMINISTRATIVE EXPENSES	635		709		(10%	)
% of Net Sales	24.4%		27.4%		(3 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	156		195		(20%	)
% of Net Sales	6.0%		7.5%		(1.5 pts	)

OPERATING INCOME	339		68		NM

% of Net Sales	13.0%		2.6%		10.4 pts

NET INTEREST EXPENSE	13		11		18%

OTHER EXPENSE (INCOME), NET	20		(1,161)		(102%	)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	306		1,218		(75%	)

INCOME TAX EXPENSE	42		6		NM

% of Income from Continuing Operations before Income Taxes	13.7%		0.5%		13.2 pts

INCOME FROM CONTINUING OPERATIONS	264		1,212		(78%	)

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	1		—		NM

NET INCOME	$265		$ 1,212		(78%	)

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$0.49		$ 2.21		(78%	)

Diluted	$0.48		$ 2.19		(78%	)

INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$0.00		$ 0.00		NM

Diluted	$0.00		$ 0.00		NM

NET INCOME PER COMMON SHARE
Basic	$0.49		$ 2.21		(78%	)

Diluted	$0.48		$ 2.19		(78%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	544		548
Diluted	555		553

ADJUSTED OPERATING INCOME (excluding special items)	$419	A	$ 318	A	32%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$419	A	$ 320	A	31%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$348	A	$ 256	A	36%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$0.63	A	$ 0.46	A	37%

A	Refer to page 10 for a description of the adjustments and a reconciliation to GAAP measures.

NM  -  Not Meaningful

BAXTER — PAGE  10

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Three Months Ended June 30, 2017 and 2016

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the three months ended June 30, 2017 and 2016 included special items which impacted the GAAP measures as follows:

	Three Months Ended June 30,
	2017	2016	Change

Gross Margin	$ 1,130	$ 972	16%
Intangible asset amortization expense [1]	36	42
Business optimization items [2]	14	66
Intangible asset impairment [3]	—	51
Baxalta separation-related costs [4]	1	—
Product-related items [5]	(4)	—

Adjusted Gross Margin	$ 1,177	$ 1,131	4%

% of Net Sales	45.2%	43.8%	1.4 pts

Marketing and Administrative Expenses	$ 635	$ 709	(10%	)
Business optimization items [2]	(20)	(28)
Baxalta separation-related costs [4]	(7)	(18)
Claris acquisition and integration expenses [6]	(5)	—

Adjusted Marketing and Administrative Expenses	$ 603	$ 663	(9%	)

% of Net Sales	23.1%	25.6%	(2.5 pts	)

Research and Development Expenses	$ 156	$ 195	(20%	)
Business optimization items [2]	(1)	(45)

Adjusted Research and Development Expenses	$ 155	$ 150	3%

% of Net Sales	6.0%	5.8%	0.2 pts

Operating Income	$ 339	$ 68	NM
Impact of special items	80	250

Adjusted Operating Income	$ 419	$ 318	32%

% of Net Sales	16.1%	12.3%	3.8 pts

Other Expense (Income), Net	$ 20	$ (1,161)	(102%	)
Net realized gains on Baxalta Retained Share transactions [7]	—	1,148
Venezuela deconsolidation [8]	(33)	—

Adjusted Other Income, Net	$ (13)	$ (13)	0%

Pre-Tax Income from Continuing Operations	$ 306	$ 1,218	(75%	)
Impact of special items	113	(898)

Adjusted Pre-Tax Income from Continuing Operations	$ 419	$320	31%

Income Tax Expense	$ 42	$ 6	NM
Impact of special items	29	58

Adjusted Income Tax Expense	$ 71	$ 64	11%

% of Adjusted Pre-Tax Income from Continuing Operations	16.9%	20.0%	(3.1 pts	)

Income from Continuing Operations	$ 264	$ 1,212	(78%	)
Impact of special items	84	(956)

Adjusted Income from Continuing Operations	$ 348	$ 256	36%

Diluted EPS from Continuing Operations	$ 0.48	$ 2.19	(78%	)
Impact of special items	0.15	(1.73)

Adjusted Diluted EPS from Continuing Operations	$ 0.63	$ 0.46	37%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	555	553

[1]

The company’s results in 2017 and 2016 included intangible asset amortization expense of $36 million ($27 million, or $0.05 per diluted share, on an after-tax basis) and $42 million ($32 million, or $0.06 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2017 included a charge of $35 million ($26 million, or $0.05 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a charge of $16 million related to restructuring activities, $16 million of costs to implement business optimization programs which primarily included external consulting and project employee costs, and $3 million of accelerated depreciation associated with facilities to be closed. The $16 million of restructuring charges included $7 million of employee termination costs, $4 million of contract termination costs, and $5 million of asset impairment charges primarily related to facility closures.

The company’s results in 2016 included a net charge of $139 million ($107 million, or $0.19 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $103 million related to restructuring activities, $15 million of costs to implement business optimization programs which included external consulting and employee salary and related costs, $14 million of accelerated depreciation associated with facilities to be closed, and $7 million of Gambro integration costs. The $103 million of restructuring activities included $40 million of employee termination costs, $58 million of costs related to the discontinuance of the VIVIA home hemodialysis development program, and $5 million of other exit costs.

[3]	The company’s results in 2016 included a $51 million ($39 million, or $0.07 per diluted share, on an after-tax basis) impairment primarily related to developed technology.

[4]

The company’s results in 2017 and 2016 included costs incurred related to the Baxalta separation totaling $8 million ($6 million, or $0.01 per diluted share, on an after-tax basis) and $18 million ($14 million, or $0.03 per diluted share, on an after-tax basis), respectively.

[5]	The company’s results in 2017 included a benefit of $4 million ($3 million, or $0.01 per diluted share, on an after-tax basis) related to an adjustment to historical product reserves.

[6]

The company’s results in 2017 included acquisition and integration costs of $5 million ($4 million, or $0.01 per diluted share, on an after-tax basis) related to the company’s pending acquisition of Claris Injectables Limited.

[7]

The company’s results in 2016 included net realized gains of $1.1 billion ($1.1 billion, or $2.08 per diluted share, on an after-tax basis), related to the exchange of the company’s retained shares of Baxalta for Baxter shares and the contribution of retained shares in Baxalta to Baxter’s U.S. pension fund.

[8]	The company’s results in 2017 included a charge of $33 million ($24 million, or $0.04 per diluted share, on an after-tax basis) related to the deconsolidation of its Venezuelan operations.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

NM  -  Not Meaningful

BAXTER — PAGE  11

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Six Months Ended June 30, 2017 and 2016

(unaudited)

(in millions, except per share and percentage data)

	Six Months Ended June 30,
	2017		2016		Change

NET SALES	$ 5,080		$ 4,960		2%

COST OF SALES	2,908		3,023		(4%	)

GROSS MARGIN	2,172		1,937		12%

% of Net Sales	42.8%		39.1%		3.7 pts

MARKETING AND ADMINISTRATIVE EXPENSES	1,205		1,350		(11%	)
% of Net Sales	23.7%		27.2%		(3.5 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	284		331		(14%	)
% of Net Sales	5.6%		6.7%		(1.1 pts	)

OPERATING INCOME	683		256		167%

% of Net Sales	13.4%		5.2%		8.2 pts

NET INTEREST EXPENSE	27		39		(31%	)

OTHER EXPENSE (INCOME), NET A	22		(4,330)		(101%	)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	634		4,547		(86%	)

INCOME TAX EXPENSE (BENEFIT)	97		(52)		NM

% of Income from Continuing Operations before Income Taxes	15.3%		(1.1%	)	16.4 pts

INCOME FROM CONTINUING OPERATIONS	537		4,599		(88%	)

(LOSS) INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	—		(7)		(100%	)

NET INCOME	$ 537		$ 4,592		(88%	)

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 0.99		$ 8.39		(88%	)

Diluted	$ 0.97		$ 8.33		(88%	)

(LOSS) INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$ 0.00		($0.01)		(100%	)

Diluted	$ 0.00		($0.01)		(100%	)

NET INCOME PER COMMON SHARE
Basic	$ 0.99		$ 8.38		(88%	)

Diluted	$ 0.97		$ 8.32		(88%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	542		548
Diluted	553		552

ADJUSTED OPERATING INCOME (excluding special items)	$ 825	B	$ 567	B	46%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 809	B	$ 568	B	42%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 666	B	$ 455	B	46%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 1.20	B	$ 0.82	B	46%

A	Other Income, net for the period ended June 30, 2016 includes $4.4 billion net realized gains on the Baxalta retained shares transactions and a $101 million net debt extinguishment loss.

B	Refer to page 12 for a description of the adjustments and a reconciliation to GAAP measures.

NM  -  Not Meaningful

BAXTER — PAGE  12

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Six Months Ended June 30, 2017 and 2016

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the six months ended June 30, 2017 and 2016 included special items which impacted the GAAP measures as follows:

	Six Months Ended June 30,
	2017	2016	Change

Gross Margin	$ 2,172	$ 1,937	12%
Intangible asset amortization expense [1]	74	82
Business optimization items [2]	30	78
Intangible asset impairment [3]	—	51
Baxalta separation-related costs [4]	1	—
Product-related items [5]	(4)	(12)

Adjusted Gross Margin	$ 2,273	$ 2,136	6%

% of Net Sales	44.7%	43.1%	1.6 pts

Marketing and Administrative Expenses	$ 1,205	$ 1,350	(11%	)
Business optimization items [2]	(35)	(31)
Baxalta separation-related costs [4]	(14)	(36)
Historical rebate and discount adjustments [6]	12	—
Claris acquisition and integration expenses [7]	(5)	—

Adjusted Marketing and Administrative Expenses	$ 1,163	$ 1,283	(9%	)

% of Net Sales	22.9%	25.9%	(3 pts	)

Research and Development Expenses	$ 284	$331	(14%	)
Business optimization items [2]	1	(45)

Adjusted Research and Development Expenses	$ 285	$ 286	0%

% of Net Sales	5.6%	5.8%	(0.2 pts	)

Operating Income	$ 683	$ 256	167%
Impact of special items	142	311

Adjusted Operating Income	$ 825	$ 567	46%

% of Net Sales	16.2%	11.4%	4.8 pts

Other Expense (Income), Net	$ 22	$ (4,330)	(101%	)
Net realized gains on Baxalta Retained Shares transactions [8]	—	4,391
Loss on debt extinguishment [9]	—	(101)
Venezuelan deconsolidation [10]	(33)	—

Adjusted Other Income, Net	$ (11)	$ (40)	(73%	)

Pre-Tax Income from Continuing Operations	$ 634	$ 4,547	(86%	)
Impact of special items	175	(3,979)

Adjusted Pre-Tax Income from Continuing Operations	$ 809	$568	42%

Income Tax Expense (Benefit)	$ 97	$ (52)	NM
Impact of special items	46	165

Adjusted Income Tax Expense	$ 143	$ 113	27%

% of Adjusted Pre-Tax Income from Continuing Operations	17.7%	19.9%	(2.2 pts	)

Income from Continuing Operations	$ 537	$ 4,599	(88%	)
Impact of special items	129	(4,144)

Adjusted Income from Continuing Operations	$ 666	$ 455	46%

Diluted EPS from Continuing Operations	$ 0.97	$ 8.33	(88%	)
Impact of special items	0.23	(7.51)

Adjusted Diluted EPS from Continuing Operations	$ 1.20	$ 0.82	46%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	553	552

[1]

The company’s results in 2017 and 2016 included intangible asset amortization expense of $74 million ($55 million, or $0.10 per diluted share, on an after-tax basis) and $82 million ($62 million, or $0.11 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2017 included a net charge of $64 million ($47 million, or $0.08 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $19 million related to restructuring activities, $37 million of costs to implement business optimization programs which primarily included external consulting and project employee costs, and $8 million of accelerated depreciation associated with facilities to be closed. The $19 million of net restructuring charges included $9 million of employee termination costs, $5 million of contract termination costs, and $5 million of asset impairment charges primarily related to facility closures.

The company’s results in 2016 included a net charge of $154 million ($117 million, or $0.21 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $107 million related to restructuring activities, $19 million of costs to implement business optimization programs which included external consulting and employee salary and related costs, $14 million of accelerated depreciation associated with facilities to be closed, and $14 million of Gambro integration costs. The $107 million of restructuring activities included $44 million of employee termination costs, $58 million of costs related to the discontinuance of the VIVIA home hemodialysis development program, and $5 million of other exit costs.

[3]	The company’s results in 2016 included a $51 million ($39 million, or $0.07 per diluted share, on an after-tax basis) impairment primarily related to developed technology.

[4]

The company’s results in 2017 and 2016 included costs incurred related to the Baxalta separation totaling $15 million ($11 million, or $0.02 per diluted share, on an after-tax basis) and $36 million ($27 million, or $0.05 per diluted share, on an after-tax basis), respectively.

[5]

The company’s results in 2017 include a benefit of $4 million ($3 million, or $0.01 per diluted share, on an after-tax basis) related to an adjustment to historical product reserves. The company’s results in 2016 included benefits related to adjustments to the SIGMA SPECTRUM infusion pump reserves of $12 million ($9 million, or $0.02 per diluted share, on an after-tax basis).

[6]

The company’s results in 2017 included a benefit of $12 million ($9 million, or $0.02 per diluted share, on an after-tax basis) related to an adjustment to the company’s historical rebates and discount reserves.

[7]

The company’s results in 2017 included acquisition and integration costs of $5 million ($4 million, or $0.01 per diluted share, on an after-tax basis) related to the company’s pending acquisition of Claris Injectables Limited.

[8]

The company’s results in 2016 included net realized gains of $4.4 billion ($4.4 billion, or $8.05 per diluted share, on an after-tax basis), related to the debt-for-equity exchanges of the company’s retained shares in Baxalta for certain indebtedness, the exchange of the company’s retained shares of Baxalta for Baxter shares and the contribution of retained shares in Baxalta to Baxter’s U.S. pension fund. A tax benefit of $54 million was recognized as a result of the Retained Shares transactions.

[9]

The company’s results in 2016 included a net debt extinguishment loss totaling $101 million ($65 million, or $0.12 per diluted share, on an after-tax basis) related to the March 2016 debt-for-equity exchange for certain company indebtedness in a Retained Shares transaction.

[10]	The company’s results in 2017 included a charge of $33 million ($24 million, or $0.05 per diluted share, on an after-tax basis) related to the deconsolidation of its Venezuelan operations.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

NM  -  Not Meaningful

BAXTER — PAGE  13

BAXTER INTERNATIONAL INC.

Net Sales

Periods Ending June 30, 2017 and 2016

(unaudited)

($ in millions)

	Q2 2017	Q2 2016	% Growth @ Actual Rates		% Growth @ Constant Rates	YTD 2017	YTD 2016	% Growth @ Actual Rates		% Growth @ Constant Rates

Renal
United States	$ 225	$ 210	7%		7%	$ 441	$ 411	7%		7%
International	743	755	(2%	)	1%	1,423	1,452	(2%	)	0%
Total Renal	$ 968	$ 965	0%		3%	$1,864	$1,863	0%		2%

Hospital Products
United States	$ 906	$ 873	4%		4%	$1,793	$1,664	8%		8%
International	731	747	(2%	)	1%	1,423	1,433	(1%	)	1%
Total Hospital Products	$1,637	$1,620	1%		2%	$3,216	$3,097	4%		5%

Baxter International Inc.
United States	$1,131	$1,083	4%		4%	$2,234	$2,075	8%		8%
International	1,474	1,502	(2%	)	1%	2,846	2,885	(1%	)	1%
Total Baxter	$2,605	$2,585	1%		2%	$5,080	$4,960	2%		4%

BAXTER — PAGE  14

BAXTER INTERNATIONAL INC.

Sales by Franchise

Periods Ending June 30, 2017 and 2016

(unaudited)

($ in millions)

	Q2 2017	Q2 2016	% Growth @ Actual Rates		% Growth @ Constant Rates		YTD 2017	YTD 2016	% Growth @ Actual Rates	% Growth @ Constant Rates

Total Renal [1]	$ 968	$ 965	0%		3%		$1,864	$1,863	0%	2%

Hospital Products
Fluid Systems [2]	$ 607	$ 586	4%		5%		$1,192	$1,110	7%	8%
Integrated Pharmacy Solutions [3]	568	563	1%		3%		1,120	1,119	0%	1%
Surgical Care [4]	352	347	1%		2%		686	652	5%	6%
Other [5]	110	124	(11%	)	(10%	)	218	216	1%	2%
Total Hospital Products	$1,637	$1,620	1%		2%		$3,216	$3,097	4%	5%

Total Baxter	$2,605	$2,585	1%		2%		$5,080	$4,960	2%	4%

[1]	Includes sales of the company’s peritoneal dialysis, hemodialysis and continuous renal replacement therapies.

[2]	Includes sales of the company’s IV therapies, infusion pumps and administration sets.

[3]	Includes sales of the company’s premixed and oncology drug platforms, nutrition products and pharmacy compounding services.

[4]	Includes sales of the company’s inhaled anesthesia products as well as biological products and medical devices used in surgical procedures for hemostasis, tissue sealing and adhesion prevention.

[5]	Includes sales primarily from the company’s pharmaceutical partnering business.

BAXTER — PAGE  15

BAXTER INTERNATIONAL INC.

Franchise Sales by U.S. and International

Three-Month Periods Ending June 30, 2017 and 2016

(unaudited)

($ in millions)

	Q2 2017			Q2 2016			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total

Total Renal	$ 225	$ 743	$ 968	$ 210	$ 755	$ 965	7%		(2%	)	0%

Hospital Products
Fluid Systems	$ 365	$242	$607	$329	$ 257	$ 586	11%		(6%	)	4%
Integrated Pharmacy Solutions	275	293	568	261	302	563	5%		(3%	)	1%
Surgical Care	204	148	352	200	147	347	2%		1%		1%
Other	62	48	110	83	41	124	(25%	)	17%		(11%	)
Total Hospital Products	$ 906	$ 731	$1,637	$ 873	$ 747	$1,620	4%		(2%	)	1%

Total Baxter	$1,131	$1,474	$2,605	$1,083	$1,502	$2,585	4%		(2%	)	1%

BAXTER — PAGE  16

BAXTER INTERNATIONAL INC.

Franchise Sales by U.S. and International

Periods Ending June 30, 2017 and 2016

(unaudited)

($ in millions)

	YTD 2017			YTD 2016			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total

Total Renal	$ 441	$1,423	$1,864	$ 411	$1,452	$1,863	7%		(2%	)	0%

Hospital Products
Fluid Systems	$ 724	$ 468	$1,192	$ 627	$483	$1,110	15%		(3%	)	7%
Integrated Pharmacy Solutions	541	579	1,120	525	594	1,119	3%		(3%	)	0%
Surgical Care	406	280	686	381	271	652	7%		3%		5%
Other	122	96	218	131	85	216	(7%	)	13%		1%
Total Hospital Products	$1,793	$1,423	$3,216	$1,664	$1,433	$3,097	8%		(1%	)	4%

Total Baxter	$2,234	$2,846	$5,080	$2,075	$2,885	$4,960	8%		(1%	)	2%

BAXTER — PAGE  17

BAXTER INTERNATIONAL INC.

Free Cash Flow Reconciliation

(unaudited)

($ in millions)

	Six Months Ended June 30,
	2017	2016
Cash flows from operations — continuing operations	$767	$401
Capital expenditures	(279)	(352)
Free cash flow — continuing operations	$488	$ 49

BAXTER — PAGE  18

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measure

Change in Net Sales As Reported to Operational Sales

From The Three and Six Months Ended June 30, 2016 to The Three and Six Months Ended June 30, 2017

(unaudited)

	Q2 2017
	Net sales		US	Product		Operational
	As Reported		Cyclophosphamide	Exits	FX	Sales

Total Renal	0%		0%	0%	3%	3%

Hospital Products
Fluid Systems	4%		0%	1%	1%	6%
Integrated Pharmacy Solutions	1%		1%	0%	2%	4%
Surgical Care	1%		0%	1%	1%	3%
Other	(11%	)	0%	0%	1%	(10%	)
Total Hospital Products	1%		1%	1%	1%	4%

Baxter International Inc.
United States	4%		1%	0%	0%	5%
International	(2%	)	0%	1%	3%	2%
Total Baxter	1%		0%	1%	1%	3%

	YTD 2017
	Net sales		US	Product		Operational
	As Reported		Cyclophosphamide	Exits	FX	Sales

Total Renal	0%		0%	1%	2%	3%

Hospital Products
Fluid Systems	7%		0%	1%	1%	9%
Integrated Pharmacy Solutions	0%		2%	1%	1%	4%
Surgical Care	5%		0%	1%	1%	7%
Other	1%		0%	0%	1%	2%
Total Hospital Products	4%		0%	1%	1%	6%

Baxter International Inc.
United States	8%		1%	0%	0%	9%
International	(1%	)	0%	1%	2%	2%
Total Baxter	2%		0%	1%	2%	5%

BAXTER — PAGE  19

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measures

Projected 2017 Adjusted Earnings Per Share and Projected GAAP Earnings Per Share, and

Projected 2017 Adjusted Sales Growth and Projected GAAP Sales Growth

(unaudited)

2017 Earnings Per Share Guidance	Q3 2017	FY 2017
Earnings per Diluted Share — Adjusted	$0.58 - $0.60	$2.34 - $2.40
Estimated intangible asset amortization	$0.05	$0.19
Estimated business optimization charges	$0.06 - $0.07	$0.19 - $0.23
Estimated Baxalta separation-related expenses	—	$0.02
Historical rebate and discount adjustments	—	($0.01)
Product-related items	—	($0.01)
Venezuela deconsolidation	—	$0.04
Claris acquisition and integration expenses	$0.02	$0.03
Earnings per Diluted Share — GAAP	$0.44 - $0.47	$1.85 - $1.95

2017 Sales Growth Guidance	Q3 2017	FY 2017
Sales Growth — Adjusted	6%	5%
U.S. cyclophosphamide	(1%)	(1%)
Strategic product exits	(1%)	(1%)
Claris acquisition	1%	1%
Foreign exchange	(1%)	(1%)
Sales Growth — GAAP	4%	3%